American Century Investment Trust

PROSPECTUS SUPPLEMENT

INFLATION PROTECTION BOND FUND

Supplement dated March 1, 2007 * Prospectus dated August 1, 2006

THE FOLLOWING REPLACES THE SECTION The Fund Management Team ON PAGE 11.

THE FUND MANAGEMENT TEAM

The advisor uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets and municipal bonds, in its management of fixed-income funds. Representatives of these teams serve on the firm's Macro Strategy Team, which is responsible for periodically adjusting the funds' strategic investment parameters based on economic and market conditions.
The funds' lead portfolio managers are responsible for security selection and portfolio construction for the funds within these strategic parameters, as well as compliance with stated investment objectives and cash flow monitoring. Other members of the investment teams provide research and analytical support but generally do not make day-to-day investment decisions for the funds.

The individuals listed below are primarily responsible for the day-to-day management of the fund described in this prospectus.

JEREMY FLETCHER (LEAD PORTFOLIO MANAGER)

Mr. Fletcher, Vice President and Portfolio Manager, has been a member of the team that manages the fund since the fund's inception. He joined American
Century in October 1991 and became a portfolio manager in August 1997. He has bachelor's degrees in economics and mathematics from Claremont McKenna College.
He is a CFA charterholder.

SETH B. PLUNKETT (LEAD PORTFOLIO MANAGER)

Mr. Plunkett, Portfolio Manager, has been a member of the team that manages the fund since the fund's inception. He joined American Century in 1999, became a portfolio trading associate in September 2000 and a fixed-income trader in
February 2003. He became a portfolio manager in March 2007. He has a bachelor of science in biology from George Mason University.

ROBERT V. GAHAGAN (MACRO STRATEGY TEAM REPRESENTATIVE)

Mr. Gahagan, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since the fund's inception. He joined
American Century in February 1983 and became a portfolio manager in January
1991. He has a bachelor's degree in economics and an MBA from the University of
Missouri - Kansas City.

The statement of additional information provides additional information about the other accounts managed by the portfolio managers, if any, the structure of their compensation and their ownership of fund securities.

ADDITIONAL INFORMATION ABOUT THE OTHER ACCOUNTS MANAGED BY MR. PLUNKETT AND HIS
OWNERSHIP OF FUND SECURITIES WILL BE AVAILABLE IN A STATEMENT OF ADDITIONAL
INFORMATION SUPPLEMENT DATED MARCH 15, 2007.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

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